Exhibit 32


                   Certification Accompanying Periodic Report
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                              (18 U.S.C. ss. 1350)

The undersigned, Christian Haub, Executive Chairman and Chief Executive Officer of The Great Atlantic & Pacific Tea Company, Inc. ("Company"), and Brenda M. Galgano, Senior Vice President, Chief Financial Officer of our Company, each hereby certifies that (1) the Quarterly Report of our Company on Form 10-Q for the period ended December 5, 2009 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of our Company.




Dated:  January 12, 2010                           /s/ Christian Haub
                                                   ----------------------------
                                                   Christian Haub
                                                   Executive Chairman and
                                                   Chief Executive Officer




Dated:  January 12, 2010                           /s/ Brenda M. Galgano
                                                   ----------------------------
                                                   Brenda M. Galgano
                                                   Senior Vice President,
                                                   Chief Financial Officer


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